Exhibit 99.1

David Meredith Appointed as Everbridge Chief Executive Officer

BURLINGTON, Mass., June 18, 2019 – Everbridge, Inc. (NASDAQ: EVBG), the global leader in critical event management and enterprise safety software applications to help keep people safe and businesses running, today announced the appointment of David Meredith as Chief Executive Officer and member of the Everbridge Board of Directors, effective July 15, 2019. Meredith brings over 25 years of executive leadership experience across leading multi-billion-dollar cloud managed services providers and software companies, having most recently served as Chief Operating Officer at Rackspace. Meredith succeeds long-time CEO Jaime Ellertson who is transitioning to the role of Executive Chairman of the Everbridge Board.

“I am thrilled to welcome David as the new CEO of Everbridge,” said Ellertson. “David has an extensive background scaling category-leading software-as-a-service and infrastructure providers, demonstrating a strong record of corporate growth, customer satisfaction and employee engagement. Last June, we announced our intent to identify and retain an executive who could lead our business through the next stage of growth to $1 billion in annual revenue, and I am confident that David’s experience and proven leadership skills make him the perfect choice for this role.”

As COO of Rackspace, Meredith helped lead the transformation from managed hosting to a multi-cloud ITaaS provider recognized as a Leader by the 2019 Gartner Magic Quadrant for Worldwide Public Cloud Infrastructure. Meredith served during a period of growth which included the integration of the largest acquisition in the company’s history.

Prior to Rackspace, Meredith served as President of Global Data Center Hosting at CenturyLink. In this role, he was responsible for P&L oversight, sales, product management, marketing, operations, security, service delivery and analytics for nearly 60 large data centers and related operations across North America, Europe and Asia. Meredith helped lead the successful carve out of the CenturyLink/Savvis global data center hosting platform and roll-up of multiple SaaS managed security and big data companies as part of a $2.8B private equity transaction.

Commenting on his appointment, Meredith said, “I am excited to be joining the Everbridge leadership team and to become part of the Everbridge family that has built such a powerful platform for helping businesses, governments and other organizations automate their operational response to manage critical events. As a category leader, Everbridge has established an enviable, mission-based business built on a customer-first culture, helping government entities protect their constituents and helping companies protect employees, safeguard assets, and ensure business continuity through their global, unified Critical Event Management platform.”

Meredith has led international technology-related businesses in roles including CEO, president, and member of the board of directors. His experience spans a range of industry verticals from venture-backed firms such as NeuPals in China to business units of large public companies such as Capital One, CGI and VeriSign.

As an industry thought leader, numerous media outlets and industry organizations have recognized and quoted Meredith from BusinessWeek and USA Today to The Uptime Institute and NPR’s Morning Edition. Meredith also donates his time to community organizations such as the Tobin Center for the Performing Arts, where he serves on its Board of Directors, as well as the annual “Fill a Box and Feed a Family Holiday Food Drive” in partnership with the San Antonio Food Bank.

Meredith earned his Master’s Degree from the University of Virginia (UVA), where he previously served as Chairperson for the Management of Information Technology Advisory Board. He graduated with honors from James Madison University with a Bachelor of Business Administration in Corporate Finance.

About Everbridge

Everbridge, Inc. (NASDAQ: EVBG) is a global software company that provides enterprise software applications that automate and accelerate organizations’ operational response to critical events in order to keep people safe and businesses running. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events including IT outages, cyber-attacks or other incidents such as product recalls or supply-chain interruptions, over 4,500 global customers rely on the company’s Critical Event Management Platform to quickly and reliably aggregate and assess threat data, locate people at risk and responders able to assist, automate the execution of pre-defined communications processes through the secure delivery to over 100 different communication devices, and track progress on executing response plans. The company’s platform sent over 2.8 billion messages in 2018 and offers the ability to reach over 500 million people in more than 200 countries and territories, including the entire mobile populations on a country-wide scale in Sweden, the Netherlands, the Bahamas, Singapore, Greece, and a number of the largest states in India. The company’s critical communications and enterprise safety applications include Mass Notification, Incident Management, Safety Connection™, IT Alerting, Visual Command Center®, Public Warning, Crisis Management, Community Engagement™ and Secure Messaging. Everbridge serves 9 of the 10 largest U.S. cities, 9 of the 10 largest U.S.-based investment banks, all 25 of the 25 busiest North American airports, six of the 10 largest global consulting firms, six of the 10 largest global auto makers, all four of the largest global accounting firms, four of the 10 largest U.S.-based health care providers and four of the 10 largest U.S.-based health insurers. Everbridge is based in Boston and Los Angeles with additional offices in Lansing, San Francisco, Beijing, Bangalore, Kolkata, London, Munich, Oslo, Stockholm and Tilburg. For more information, visit www.everbridge.com, read the company blog, and follow on Twitter and Facebook.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, and our goal to maintain market leadership and extend the markets in which we compete for customers. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to attract, integrate and retain qualified personnel; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Media Contact:

Jeff Young

781-859-4116

jeff.young@everbridge.com